PRO FORMA FINANCIAL INFORMATION

     The following tables set forth unaudited pro forma financial information for the Company as of March 31, 1997 and for the three months ended March 31, 1997 and the year ended December 31, 1996 after giving effect to: (i) the acquisition of office properties and land that have been consummated since the beginning of the periods presented and the acquisition of other office properties and land that the Company expects to consummate in the near future;
(ii) the Company's sales of common and preferred stock during 1996, the sale of common stock in January 1997 (the "January Common Stock Offering"), and the sale of common stock in April 1997 (the "April Common Stock Offering and Concurrent USRealty Purchase"); (iii) the Company's sale of senior unsecured notes (the "June Debt Offering"); and (iv) the repayment of amounts outstanding under the Company's Line of Credit.

     The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions occurred on March 31, 1997: (i) the acquisition of office properties and land that have been consummated since March 31, 1997, and the acquisition of other office properties and land that the Company expects to consummate in the near future; (ii) the sale of common stock in the April Common Stock Offering and Concurrent USRealty Purchase; (iii) the June Debt Offering; and (iv) the repayment of amounts outstanding under the Company's Line of Credit. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 1997 and the year ended December 31, 1996 are presented as if the following transactions had been consummated as of the beginning of periods presented: (i) the acquisition of office properties and land that have been consummated since the beginning of 1996 and the acquisition of other office properties and land that the Company expects to consummate in the near future; (ii) the sales of common and preferred stock during 1996, the sale of common stock in the January Offering and the sale of common stock in the April Common Stock Offering and Concurrent USRealty Purchase; (iii) the June Debt Offering; and (iv) the repayment of amounts outstanding under the Company's Line of Credit.

     In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

     The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1997, had the aforementioned transactions occurred on such date, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)


                                                                      At March 31, 1997 (Unaudited)
                                      ---------------------------------------------------------------------------------------------
                                                                          Pro Forma Adjustments
                                                      --------------------------------------------------------------

                                                        Acquired           Probable         April        June Debt      Pro Forma
                                      Historical (A)  Properties (B)    Acquisitions (C) Offering (D)   Offering (E)   Consolidated
                                      --------------  --------------   ----------------- ------------   ------------   ------------

     ASSETS
Rental property, net                     $1,538,536     $157,924 (1)     $277,910 (4)    $     --        $    --       $1,974,370
Development property                         91,663       61,902 (1)       58,212 (4)          --             --          211,777
Restricted and unrestricted cash             35,197          --               --               --             --           35,197
Other assets                                 91,920       (1,886)(1)(2)    (1,785)(4)(5)       --            1,781         90,030
                                         ----------     --------         --------        ---------       ---------     ----------
      Total assets                       $1,757,316     $217,940         $334,337        $     --        $   1,781     $2,311,374
                                         ==========     ========         ========        =========       =========     ==========

     LIABILITIES
Mortgages and notes payable              $  735,060     $203,165 (2)     $334,337 (5)    $(208,115)      $(198,219)    $  866,228
Senior unsecured notes                          --           --               --               --        $ 200,000        200,000
Other liabilities                            51,447        1,952 (2)          --               --                          53,399
                                         ----------     --------         --------        ---------       ---------     ----------
   Total liabilities                        786,507      205,117          334,337         (208,115)          1,781      1,119,627

Minority interest                            54,797       12,823 (3)          --               --              --          67,620

   STOCKHOLDERS' EQUITY
Preferred stock                                  17          --               --               --              --              17
Common stock                                    487          --               --                82             --             569
Additional paid-in capital                  974,662          --               --           208,033             --       1,182,695
Dividends paid in excess of earnings        (59,154)         --               --               --              --         (59,154)
                                         ----------     --------         --------        ---------       ---------     ----------
   Total stockholders' equity               916,012          --               --           208,115             --       1,124,127
                                         ----------     --------         --------        ---------       ---------     ----------
   Total liabilities and
     stockholders' equity                $1,757,316     $217,940         $334,337        $    --         $   1,781     $2,311,374
                                         ==========     ========         ========        =========       =========     ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                                 March 31, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical consolidated balance sheet as of March 31, 1997.

(B) Reflects the following pro forma adjustments related to the acquired properties:
       (1) total acquisition costs of $220,085 ($7,389 related to the 2400 Lake Park Drive, $4,251 related to 680 Engineering Drive; $50,246 related to Embassy Row, $21,745 related to Toll Hill East and West, $6,650 related to MOPAC at Breaker land, $9,852 related to Foster City Technology Center, $15,120 related to 150 River
              Oaks, $12,000 related to Peninsula Corporate Center land, $14,301 related to Willow Creek Corporate Center, $6,163 related to Westlake Corporate Center, $926 related to RadiSys Corporate Headquarters land, $28,180 related to Sorenson Research Park, $7,563 related to Highland Park, $5,105 related to Eastgate Technology Park, $1,987 related to Tollway Plaza I land, $22,796 related to Oakmead West, and $5,811 related to Peninsula Executive Center land);
       (2) the assumption of existing debt of $4,523 related to Sorenson Research Park, the assumption of other liabilities totaling $1,952, the use of the Company's purchase deposits of $2,145 (net of other assets acquired of $259) and a draw on the Company's Line of Credit of $198,642; and
       (3) the issuance of 435,400 units of CarrAmerica Realty, L.P. in connection with the acquisition Sorenson Research Park.

(C) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:
       (4) total acquisition costs of $336,122 ($69,600 related to CM Capital, $14,510 related to Bannockburn IV, $8,570 related to Summit Oaks, $2,303 related to Panorama III land, $21,658 related to Draper Park North, $3,757 related to Tollway Plaza II & III, $46,241 related to Canyon Park, $2,019 related to Preston Ridge, $8,117 related to Reston Crossing land, $22,284 related to Valley Technology Centre land, $60,063 related to Panattoni, $16,175 related to Von Karmen, $25,075 related to San Mateo, and $35,750 related to Signature Plaza); and
       (5) the assumption of existing debt of $13,000 related to Draper Park North, the use of the Company's purchase deposits of $1,785 and a draw on the Company's Line of Credit of $321,337.

(D) Reflects the sale of 8,214,285 shares of common stock of the Company to the underwriter and Security Capital U.S. Realty at a net price of $208,115, after deduction of transaction costs of $544. The Company expects to use all of the proceeds to pay down amounts outstanding under its Line of Credit.

(E) Reflects the expected issuance of $200,000 of senior unsecured notes. The Company expects to use all of the proceeds (net of deferred financing costs incurred of $1,781) to pay down amounts outstanding under its Line of Credit.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)

                                                                 For the three months ended March 31, 1997 (Unaudited)
                                         ------------------------------------------------------------------------------------------
                                                                               Pro Forma Adjustments
                                                     -----------------------------------------------------------------
                                                                                              April Common
                                                                                   January   Stock Offering
                                                                                   Common    and Concurrent
                                                       Acquired       Probable      Stock       USRealty     June Debt
                                         Historical   Properties    Acquisitions   Offering     Purchase     Offering   Pro Forma
                                            (A)          (B)            (C)          (D)          (E)          (F)     Consolidated
                                         ----------  -----------    ------------   --------  -------------- ---------- ------------

Real estate operating revenue:
    Rental revenue                          $66,289    $10,374 (1)      $7,951 (6)  $  --      $   --                  $ 84,614
    Real estate service income                4,178        --              --          --          --                     4,178
                                            -------     ------         -------       ----       ------       -----       -------
         Total revenues                      70,467     10,374           7,951         --          --                    88,792
                                            -------     ------         -------       ----       ------       -----       -------
Real estate operating expenses:
    Property operating expenses              23,643      2,616 (4)       2,455 (8)     --          --                    28,714
    Interest expense                         11,257      3,589 (2)       5,059 (9)   (823)      (3,819)        166       15,429
    General and administrative                5,156        --             --           --          --                     5,156
    Depreciation and amortization            15,916      1,831 (3)       1,706 (7)     --          --                    19,453
                                            -------     ------         -------       ----       ------       -----       -------
         Total operating expenses            55,972      8,036           9,220       (823)      (3,819)        166       68,752
                                            -------     ------         -------       ----       ------       -----       -------
         Real estate operating income        14,495      2,338          (1,269)       823        3,819        (166)      20,040

    Other operating income (expense), net       481        --  (1)        --          --           --          --           481
                                            -------     ------         -------       ----       ------       -----       -------
    Income before minority interest          14,976      2,338          (1,269)       823        3,819        (166)      20,521
                                            -------     ------         -------       ----       ------       -----       -------
Minority interest                            (1,717)      (234)(5)           6 (10)   --           --          --         (1,945)
                                            -------     ------         -------       ----       ------       -----       -------
    Income from continuing operations       $13,259     $2,104         $(1,263)      $823       $3,819       $(166)      $18,576
                                            =======     ======         =======       ====       ======       =====       =======

Earnings from continuing operations
  per common share                          $  0.26                                                                      $  0.31 (G)
                                            =======                                                                      =======


                                                                 For the year ended December 31, 1996 (Unaudited)
                                         ------------------------------------------------------------------------------------------
                                                                               Pro Forma Adjustments
                                                     -------------------------------------------------------------------
                                                                                              April Common
                                                                                   January   Stock Offering
                                                                                   Common    and Concurrent
                                                       Acquired       Probable      Stock       USRealty      June Debt
                                         Historical   Properties    Acquisitions   Offering     Purchase      Offering   Pro Forma
                                            (A)          (B)            (C)          (D)          (E)           (F)     Consolidated
                                         ----------  -----------    ------------   --------  --------------  ---------- ------------
Real estate operating revenue:
    Rental revenue                       $154,165    $120,705 (1)     $27,913 (7)  $   --       $   --           --     $302,783
    Real estate service income             12,512         --              --           --           --           --       12,512
                                         --------    --------         -------      --------     -------        -----     -------
         Total revenues                   166,677     120,705          27,913          --           --           --      315,295
                                         --------    --------         -------       -------     -------        -----     -------
Real estate operating expenses:
    Property operating expenses            51,927      42,151 (4)       9,310 (8)      --           --           --      103,388
    Interest expense                       31,630      42,574 (2)      20,794 (9)   (10,200)    (15,609)         343      69,532
    General and administrative             15,228         --              --           --           --           --       15,228
    Depreciation and amortization          38,264      26,148 (3)       6,815 (7)      --           --           --       71,227
                                         --------    --------         -------      --------     -------        -----     -------
         Total operating expenses         137,049     110,873          36,919       (10,200)    (15,609)         343     259,375
                                         --------    --------         -------      --------     -------        -----     -------
         Real estate operating income      29,628       9,832          (9,006)       10,200      15,609         (343)     55,920

    Other operating income (expense), net     (94)          8 (1)         --           --           --           --          (86)
                                         --------    --------         -------      --------     -------        -----     -------
    Income before minority interest        29,534       9,840          (9,006)       10,200      15,609         (343)     55,834
                                         --------    --------         -------      --------     -------        -----     -------
Minority interest                          (4,732)     (1,142)(5)         157 (10)     --           --           --       (5,717)
                                         --------    --------         -------      --------     -------        -----     -------
    Income from continuing operations    $ 24,802    $  8,698         $(8,849)      $10,200     $15,609        $(343)    $50,117
                                         ========    ========         =======       =======     =======        =====     =======
Earnings from continuing operations
  per common share                       $   0.90                                                                        $  0.83 (G)
                                         ========                                                                        =======


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                For the Three Months Ended March 31, 1997 and the
                          Year Ended December 31, 1996
                                   (Unaudited)


Adjustments (dollars in thousands):
(A) Reflects the Company's historical consolidated statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:
       (1)    the historical operating activity of the properties acquired;
       (2) the additional interest expense on the Line of Credit ($5,272 of interest costs net of $2,420 capitalized for the three months ended March 31, 1997 and $38,187 of interest costs net of $7,912 capitalized in 1996) and interest expense on debt assumed in certain acquisitions ($737 for the three months ended March 31, 1997 and $12,299 in 1996);
       (3) the depreciation expense for the acquisitions based on the new accounting basis for the rental property;
       (4) the historical operating activity of the properties acquired reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
       (5)    the minority interest share of earnings.

(C)    Pro forma adjustments for the probable acquisitions reflect:
       (6) the historical operating activity of the properties to be acquired;
       (7) the depreciation expense for the probable acquisitions based on the new accounting basis for the rental property to be acquired;
       (8) the historical operating activity of the rental properties to be acquired reduced by the elimination of management fee expenses that will not be incurred by the Company upon purchase of the properties;
       (9) the additional interest expense on the Line of Credit ($5,857 of interest costs net of $1,063 capitalized for the three months ended March 31, 1997 and $23,939 of interest costs net of $4,204 capitalized in 1996) and interest expense on debt assumed in certain acquisitions ($265 for the three months ended March 31, 1997 and $1,059 in 1996); and
       (10)   the minority interest share of earnings.

(D) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the January Offering of common stock.

(E) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the April Offering and Concurrent USRealty Purchase of common stock.

(F) Pro forma adjustment reflects the increase in interest expense of $166 for the three months ended March 31, 1997 and $343 for 1996, which includes the amortization of deferred financing costs of $52 for the three months ended March 31, 1997 and $209 for 1996, associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the expected issuance of $200 million of senior unsecured notes.

(G) Based upon 57,169,359 and 56,931,340 pro forma shares of common stock outstanding and common stock equivalents on a weighted average basis during the three months ended March 31, 1997 and the year ended December 31, 1996, respectively.